Securities Act File No. 333-102055

1940 Act File No. 811-03790

Filed pursuant to Securities Act Rule 497(d) (Prospectus)

Filed pursuant to Securities Act Rule 497(k) (Summary Prospectus)

PEAR TREE FUNDS

Supplement

to

Summary Prospectus of Pear Tree Polaris Small Cap Fund dated August 1, 2025

Prospectus of Pear Tree Funds dated August 1, 2025

PEAR TREE POLARIS SMALL CAP FUND

Ordinary Shares (Ticker Symbol: USBNX)

Institutional Shares (Ticker Symbol: QBNAX)

R6 Shares (Ticker Symbol: QBNRX)

August 28, 2025

This Supplement amends as of August 28, 2025 each of the current Summary Prospectus of Pear Tree Polaris Small Cap Fund (“Small Cap Fund”) dated August 1, 2025, and the current Prospectus of Pear Tree Funds dated August 1, 2025 with respect to Small Cap Fund.

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1.       The following information amends and restates as of August 1, 2025 the “Fee Table and Expenses of Small Cap Fund”.

Fee Table and Expenses of Small Cap Fund

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Ordinary Shares	Institutional Shares		R6 Shares
Management Fees	0.80%	0.80%		0.80%
Distribution (12b-1) Fees	0.25%	None		None
Other Expenses	0.28%	0.31%		0.18%
Acquired Fund Fees and Expenses	0.09%	0.09%		0.09%
Total Annual Fund Operating Expenses	1.42%	1.20%		1.07%
Fee Waiver and/or Expense Reimbursement	—	0.12	%(1)(2)	0.02	%(2)
Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement	—	1.08	(1)(2)	1.05	%(2)

(1)	The Manager, in its capacity as transfer agent to Pear Tree Funds, has contractually agreed until July 31, 2026 to waive such portion of the fees that it would otherwise receive for serving as transfer agent under its agreement with Pear Tree Funds such that the aggregate transfer agent fee with respect to Institutional Shares would be calculated using an annual rate of 0.04 percent of Small Cap Fund’s net assets attributable to Institutional Shares. This fee waiver only may be terminated with the approval of the Trustees. This fee waiver does not apply to Ordinary Shares and R6 Shares. The Manager does not have a right to recoup from Small Cap Fund amounts that it has waived under that agreement.

(2)	The Manager has contractually agreed until July 31, 2026 to reimburse such portion of the expenses of Small Cap Fund attributable to each of Institutional Shares and R6 Shares such that “Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement” with respect to each of Institutional Shares and R6 Shares, other than extraordinary expenses, is not greater than 0.99 percent of Small Cap Fund’s net assets attributable to Institutional Shares, and 0.96 percent of Small Cap Fund’s net assets attributable to R6 Shares, respectively. The aggregate expenses of Small Cap Fund with respect to Ordinary Shares remain unchanged. This fee waiver only may be terminated with the approval of the Trustees. The Manager does not have a right to recoup from Small Cap Fund amounts that it has waived or reimbursed under that agreement.

Example

This example is intended to help you compare the cost of investing in Small Cap Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in Small Cap Fund for the time periods indicated and then redeem all of your shares at the end of those periods, that your investment has a 5 percent return each year and that Small Cap Fund’s operating expenses remain the same as set forth in the table above. The example also assumes that the fee waiver agreement currently in effect expires July 31, 2026; therefore, amounts for 3-, 5- and 10-year periods do not include any adjustment to reflect any fee waivers or expense reimbursements. Only Institutional Shares are subject to fee waiver or expense reimbursement. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Ordinary Shares	$145	$449	$776	$1,702
Institutional Shares	$110	$369	$648	$1,444
R6 Shares	$107	$338	$588	$1,304

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The rest of the Summary Prospectus and Prospectus remains unchanged.

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PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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